SHEA & CARLYON, LTD.                                                EXHIBIT 99.1
JAMES PATRICK SHEA, ESQ.
Nevada Bar No. 00405
233 South Fourth Street, Suite 200
Las Vegas, Nevada 89101
(702) 471-7432

ROBERTS, SHERIDAN & KOTEL
PETER C. MOSKOWITZ, ESQ.
New York Bar # PM - 8845
12 E. 49th Street, 30th Floor
New York, NY 10017
(212) 299-8600
Attorneys for Debtor and
Debtor-in-Possession

                         UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF NEVADA
_____________________________________________
                                             :
In re:                                       :   CASE NO. BK-97-25800-LBR
                                             :            BK-97-25801-LBR
MEDNET, MPC CORP., MEDI-MAIL,                :            BK-97-25802-LBR
INC., MEDI-CLAIM, INC.,                      :       CHAPTER 11
                                             :       JOINTLY ADMINISTERED
                  Debtor.                    :
_____________________________________________:
                                             :
 MEDNET, MPC CORP.,                          :
                                             :       ADVERSARY PROCEEDING
                  Plaintiff,                 :       No. 972209 (LBR)
                                             :
            -against-                        :
                                             :
                                             :
MILLER MILOVE & KOB, APC, PROFIT SHARING     :
PLAN & TRUST, B&M FAMILY VENTURES, A         :
PARTNERSHIP, KEVIN ELLIS, FS&J LIMITED       :
PARTNERSHIP, HASSMAN LIMITED PARTNER-        :
SHIP, PEACEGATE ASSOCIATES, L.P. AND         :
OTR/OXFORD TRANSFER & REGISTRAR              :     Date: April 15, 1998
AGENCY, INC.                                 :     Time: 9:30 a.m.
                                             :
                  Defendants.                :
_____________________________________________:

         ORDER CONTINUING TRIAL AND EXTENDING PRELIMINARY INJUNCTION

      This matter having come on for trial on April 15, 1998, Peter C. Moskowitz of the law firm of Roberts, Sheridan & Kotel, Attorneys for the Plaintiff; James Patrick Shea, Esq. of the law firm of Shea & Carlyon, Ltd., Local Counsel for the Plaintiff, having been present; Brian Miller, Esq. of the law firm of Miller, Milove & Kob, Attorneys for the Defendants, having been present; and Richard F. Holley, Esq. of the law firm of Woodburn & Wedge, Local Counsel for the Bergin Brunwig Corp., having been present; and for good cause appearing:

      IT IS HEREBY ORDERED that this Trial be continued to June 11, 1998, at 10:30 a.m.; and that the injunctive relief granted in the Amended Order Concerning Trading in Mednet Securities entered January 6, 1998, be and hereby is, extended to and including the trial date of this adversary proceeding, including any further adjournments of the presently scheduled Trial date of June 11, 1998.

      DATED this 22nd day of April, 1998.

                                              LINDA B. RIEGLE
                                      ------------------------------
                                      UNITED STATES BANKRUPTCY JUDGE

SUBMITTED BY:                                APPROVED AS TO FORM

SHEA & CARLYON, LTD.                         MILLER, MILOVE & KOB



By  /s/ JAMES PATRICK SHEA, ESQ.        By /s/ BRIAN MILLER, ESQ.
  ------------------------------------    -------------------------------
    JAMES PATRICK SHEA, ESQ.               BRIAN MILLER, ESQ.
    233 South Fourth Street, Suite 200     The Koll Center
    Las Vegas, Nevada 89101                501 Broadway, Suite 720
    Local Counsel for Plaintiffs           San Diego, CA 92101
                                           Attorneys for Objection Stockholders

ROBERTS, SHERIDAN & KOTEL
Peter C. Moskowitz, Esq.
12 E. 49th Street, 30th Floor
New York, NY 10017
Attorneys for Plaintiffs

OFFICE OF THE U.S. TRUSTEE


By    /s/ BARRY H. JENKINS
  ---------------------------------
      600 Las Vegas Blvd. So., #430
      Las Vegas, NV 89101